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                                                                    EXHIBIT 10.3

                    INTERCREDITOR AND SUBORDINATION AGREEMENT

         THIS INTERCREDITOR AND SUBORDINATION AGREEMENT is made as of June 30, 1999, between NATIONSBANK, N.A., (the "Subordinate Creditor"), and WELLS FARGO BANK (TEXAS), N.A. (the "Senior Creditor").

                                    RECITALS

         WHEREAS, Venus Exploration, Inc., a Delaware corporation (the "Borrower") and Senior Creditor entered into that certain Second Amendment and Restated Loan Agreement (as amended from time to time, the "Loan Agreement") dated December 22, 1997, pursuant to which Senior Creditor agreed to make loans to Borrower subject to the terms of the Loan Agreement;

         WHEREAS, Borrower has agreed to acquire certain oil and gas producing properties from Apache Corporation for an amount not to exceed $28,500,000 (the "Apache Acquisition"); and

         WHEREAS, Borrower has agreed to assign its rights, duties and obligations with respect to the Apache Acquisition to EXUS Energy, LLC ("EXUS"), a Delaware limited liability company which will be jointly owned by Borrower with EXCO Resources, Inc., a Texas corporation ("EXCO"), and EXUS will acquire the assets contemplated by the Apache Acquisition; and

         WHEREAS, EXUS proposes to enter into a Credit Agreement with the Subordinate Creditor pursuant to which the Subordinate Creditor and other financial institutions will make loans to EXUS in an amount not to exceed $50,000,000 (the "EXUS Credit Agreement"); and

         WHEREAS, it is a condition precedent to the consummation of the EXUS Credit Agreement that Borrower execute and deliver an unconditional guaranty of the obligations of EXUS under the EXUS Credit Agreement pursuant to a Guaranty Agreement dated June 30, 1999 (the "Guaranty Agreement"); and

         WHEREAS, pursuant to the Loan Agreement the consent of Senior Creditor is required for the execution and delivery of the Guaranty Agreement by Borrower, and Senior Creditor has required, as a condition to granting such consent, the execution and delivery of this Intercreditor and Subordination Agreement (the "Subordination Agreement"), and to facilitate such requirement, Subordinate Creditor has agreed to enter into this Subordination Agreement; and

         WHEREAS, (i) in order to comply with the terms and conditions of the Loan Agreement; (ii) to induce the Senior Creditor to consent to the proposed transaction by Borrower, (iii) at the special insistence and request of the Senior Creditor, and (iv) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subordinate Creditor hereby agrees as follows:



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                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01 Terms Defined Above and in Loan Agreement. As used in this Subordination Agreement, the terms defined above shall have the meanings respectively assigned to them. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Loan Agreement shall have the meanings herein as assigned therein, unless the context hereof requires otherwise.

         Section 1.02 Certain Definitions. As used in this Subordination Agreement the following terms shall have the following meanings, unless the context otherwise requires:


         "Subordinated Debt" shall mean any and all indebtedness, liabilities and obligations of Borrower to the Subordinate Creditor arising out of or related to the Guaranty Agreement.

         "Superior Indebtedness" shall mean any and all indebtedness, liabilities and obligations of Borrower under the Loan Agreement and other loan documents related thereto, whether owed individually or jointly, to the Senior Creditor, absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by the Senior Creditor.


                                   ARTICLE II
                                  SUBORDINATION

         Section 2.01 Agreement to Subordinate. The payment of any and all Subordinated Debt is expressly subordinated to the Superior Indebtedness to the extent and in the manner set forth in Sections 2.02 through 2.06 hereof.

         Section 2.02 Payment Subordination upon Default. If for any reason any of the Superior Indebtedness is not paid when due or is not paid on or before the maturity thereof, or if there shall occur and be continuing any event which with the giving of notice or lapse of time or both would constitute an Event of Default under the Loan Agreement or any Security Instrument, then, unless and until such Event of Default shall have been cured to the satisfaction of the Senior Creditor, in its sole discretion, or unless and until the Superior Indebtedness shall be paid in full, the Subordinate Creditor will not take, receive or accept from Borrower, by set-off or in any other manner, any payment or distribution on account of the Subordinated Debt.

         Section 2.03 Payments Received in Violation of Subordination Agreement. In the event the Subordinate Creditor shall receive any payment or distribution on account of the -Subordinated Debt (whether by offset, direct or indirect payment or in any other manner) which Subordinate Creditor is not entitled to receive under the provisions of this Subordination Agreement, Subordinate Creditor will hold any amount so received in trust for the Senior Creditor and will


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forthwith turn over such payment to the Senior Creditor in the form received by
Subordinate Creditor (together with any necessary endorsement) to be applied on the Superior Indebtedness.

         Section 2.04 Liens Subordinate. Except as otherwise expressly provided herein, Subordinate Creditor agrees that any liens upon Borrower's assets securing payment of the Subordinated Debt shall be and remain inferior and subordinate to any liens securing payment of the Superior Indebtedness regardless of whether such encumbrances in favor of Subordinate Creditor or the Senior Creditor presently exist or are hereafter created or attach. Without the prior written consent of the Senior Creditor, the Subordinate Creditor shall not foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding judicial or otherwise, including without limitation the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any lien on Borrower's assets held by Subordinate Creditor.

         Section 2.05 Agreement Not to Pursue Actions.

         (a) The Subordinate Creditor will not commence any action or proceeding against Borrower to recover all or any part of the Subordinated Debt or join with any other creditor in commencing any such action, unless (i) Senior Creditor shall have accelerated the maturity of the Superior Indebtedness; (ii) the Senior Creditor shall also join in bringing, or shall have separately commenced, any proceedings against Borrower to recover all or any part of the Superior Indebtedness or under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the federal or any state government unless and until all Superior Indebtedness shall have been paid in full; or (iii) the expiration of at least one hundred and eighty days from the date Senior Creditor receives written notice of a default under the Subordinated Debt and that Subordinate Creditor intends to pursue its rights and remedies against Borrower.

         (b) In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, adjustment of debt, whether or not pursuant to the Federal Bankruptcy Code, the sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Borrower, the Subordinate Creditor will hold in trust for the Senior Creditor and pay over to the Senior Creditor, in the form received (together with any necessary endorsement), to be applied on the Superior Indebtedness, any and all monies, dividends, distributions or other assets received in any such proceedings on account of the Subordinated Debt unless and until the Superior Indebtedness shall be paid in full. In the event that the Subordinate Creditor shall fail to file any proof of claim or take any other action in respect of the Subordinated Debt necessary to preserve the claim of the Subordinated Debt on or before the tenth (10th) day prior to the bar date applicable thereto, the Senior Creditor, may, take such action on behalf of the Subordinate Creditor, and the Subordinate Creditor hereby authorizes Senior Creditor to file such proof of claim or take such other action; and the Subordinate Creditor will execute and deliver to the Senior Creditor such other instruments as the Senior Creditor may request in order to accomplish the foregoing.


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         Section 2.06 Rights of Senior Creditor. The Senior Creditor may, at any
time, and from time to time, without the consent of or notice to the Subordinate Creditor, without incurring responsibility to the Subordinate Creditor, without impairing or releasing any of the Senior Creditor's rights or any of the obligations of the Subordinate Creditor under this Subordination Agreement:

         (a) Change the amount, manner, place or terms of payment, or change or extend for any period the time of payment of, or renew or otherwise alter the Superior Indebtedness or any instrument or agreement now or hereafter executed evidencing, in connection with, as security for or providing for the issuance of any of the Superior Indebtedness in any manner, or enter into or amend in any manner any other agreement relating to the Superior Indebtedness (including provisions restricting or further restricting payments of the Subordinated
Debt).

         (b) Sell, exchange, release or otherwise deal with all or any part of any Property by whomsoever at any time pledged or mortgaged to secure, howsoever securing, the Superior Indebtedness;

         (c) Release any Person liable in any manner for payment or collection of the Superior Indebtedness;

         (d) Exercise or refrain from exercising any rights against Borrower or others, including the Subordinate Creditor; and

         (e) Apply any sums received by the Senior Creditor, paid by any Person and however realized, to payment of the Superior Indebtedness in such a manner as the Senior Creditor, in its sole discretion, may deem appropriate.

                                   ARTICLE III
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 3.01 Representations of Subordinate Creditor. The Subordinate Creditor represents and warrants that: (a) it has all requisite authority to execute, deliver and perform its obligations under this Subordination Agreement; and (b) Subordinate Creditor is the only creditor under the EXUS Credit Agreement and is entitled to one hundred per cent of the benefits under the Guaranty Agreement, as limited by this Subordination Agreement.

         Section 3.02 Covenants. The Subordinate Creditor covenants that so long as any of the Superior Indebtedness remains outstanding, the Subordinate Creditor will: (a) cause all Subordinated Debt to be evidenced by the Guaranty Agreement; (b) cause a statement or legend to be entered thereon to the effect that Guaranty Agreement is subordinated to the Superior Indebtedness in favor of the Senior Creditor in the manner and to the extent set forth in this Subordination Agreement; (c) execute any and all other instruments reasonably necessary as required by the Senior Creditor to subordinate the Subordinated Debt to the Superior Indebtedness as herein provided; (d) not assign or transfer to others any portion of the Subordinated Debt or any claim the Subordinate Creditor has or may have against Borrower as long as any of the Superior Indebtedness remains outstanding, unless such assignment or transfer is expressly made subject to this Subordination Agreement; (e)


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not amend, supplement or otherwise modify the terms of the Guaranty Agreement without the express written consent of the Senior Creditor, which consent will not be unreasonably withheld; (f) not ask for, take, demand, receive or accept any property as collateral security for the Subordinated Debt granted by Borrower; and (g) promptly upon either receipt or delivery, forward to the Senior Creditor a true and complete copy of any demand for payment delivered to Borrower under the Guaranty Agreement.


                                   ARTICLE IV
                                  MISCELLANEOUS

         Section 4.01 Acceptance by Senior Creditor. Notice of acceptance of this Subordination Agreement is waived, acceptance on the part of the Senior Creditor being conclusively presumed by its request for this Subordination Agreement and delivery of the same to it.

         Section 4.02 Assignment by Senior Creditor. This Subordination Agreement may be assigned by the Senior Creditor in connection with any assignment or transfer of the Superior Indebtedness.

         Section 4.03 Notices. Any notice required or permitted to be given under or in connection with this Subordination Agreement shall be given as specified in the Loan Agreement.

         Section 4.04 Amendments and Waivers. The Senior Creditor's acceptance of partial or delinquent payments or any forbearance, failure or delay by the Senior Creditor in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of Borrower or the Subordinate Creditor, or of any right, power or remedy of the Senior Creditor; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. The Senior Creditor may remedy any Event of Default hereunder or in connection with the Superior Indebtedness without waiving the Event of Default so remedied. Subordinate Creditor hereby agrees that if the Senior Creditor agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition or release of any Person, any such action shall not constitute a waiver of any of the Senior Creditor's other rights or of Subordinate Creditor's obligations hereunder. This Subordination Agreement may be amended only by an instrument in writing executed jointly by Subordinate Creditor and the Senior Creditor and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

         Section 4.05 Governing Law; Submission to Jurisdiction.

                  (a) THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUBORDINATION AGREEMENT MAY BE BROUGHT IN THE COURT'S OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS SUBORDINATION


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AGREEMENT, THE SUBORDINATE CREDITOR HEREBY ACCEPTS AND (TO THE EXTENT PERMITTED
BY LAW) IN RESPECT OF THE PROPERTY OF THE SUBORDINATE CREDITOR, WHETHER HELD JOINTLY OR OTHERWISE, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE SUBORDINATE CREDITOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH MAY NOW OR HEREAFTER BE HAD TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE THE SENIOR CREDITOR FROM OBTAINING JURISDICTION OVER THE SUBORDINATE CREDITOR IN ANY COURT OTHERWISE HAVING JURISDICTION.

                  (c) Nothing herein shall affect the right of the Senior Creditor or any holder of the Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Subordinate Creditor in any other jurisdiction.

         Section 4.06 Counterparts. This Subordination Agreement may be signed in any number of counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

         SECTION 4.07 ENTIRE AGREEMENT. THIS WRITTEN SUBORDINATION AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE SENIOR CREDITOR AND THE SUBORDINATE CREDITOR AND SUPERSEDES ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS WRITTEN SUBORDINATION AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT'S OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         SECTION 4.08 LIMITATIONS ON SUBORDINATION. SENIOR CREDITOR HEREBY AGREES THAT THE AGREEMENTS OF SUBORDINATE CREDITOR UNDER THIS AGREEMENT ARE LIMITED SOLELY TO SUBORDINATE CREDITOR'S RIGHTS AGAINST BORROWER UNDER THE SUBORDINATE GUARANTY. SUBORDINATE CREDITOR HAS NOT, IN ANY WAY, SUBORDINATED, OR OTHERWISE LIMITED, ITS RIGHTS WITH RESPECT TO EXUS, EXCO OR ANY OTHER PARTY (OTHER THAN BORROWER) OR ANY ASSETS OF ANY SUCH PERSON, ARISING UNDER THE EXUS CREDIT AGREEMENT OR ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, SECURING OR OTHERWISE PERTAINING TO THE EXUS CREDIT AGREEMENT IN ANY WAY.


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         WITNESS THE EXECUTION HEREOF, as of the day and year written above.

                                           SUBORDINATE CREDITOR:

                                           NATIONSBANK, N.A.,


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           Address for Subordinate Creditor:
                                           901 Main Street, 64th Floor
                                           Dallas, Texas 75202

                                           SENIOR CREDITOR:

                                           WELLS FARGO BANK (TEXAS), N.A.


                                           By: /s/ ANDREW A. MOY
                                              ---------------------------------
                                              Andrew A. Moy, Vice President

                                           Address for Senior Creditor:
                                           1000 Louisiana, 4th Floor
                                           Houston, Texas 77002

Borrower hereby executes this document for the purpose of acknowledging the terms hereof and agrees to cooperate in the implementation thereof.

                                           BORROWER:

                                           VENUS EXPLORATION, INC.


                                           By: /s/ E. L. AMES, JR.
                                              ---------------------------------
                                           Name: E. L. Ames, Jr.
                                                -------------------------------
                                           Title: Chief Executive Officer
                                                 ------------------------------

                                           Address for Borrower:
                                           1250 N.E. Loop 410, Suite 1000
                                           San Antonio, Texas 78209



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